SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported):  March 12, 2004


                     First Cash Financial Services, Inc.
                     -----------------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)


             0-19133                               75-2237318
             -------                               ----------
    (Commission File Number)            (IRS Employer Identification No.)


           690 East Lamar Blvd., Suite 400, Arlington, Texas 76011
           -------------------------------------------------------
         (Address of principal executive offices, including zip code)


                               (817) 460-3947
                               --------------
             (Registrant's telephone number, including area code)

 Item 4.  Changes to Registrant's Certifying Accountants

      On March 12, 2004, First Cash Financial Services, Inc. (the "Company") notified its independent accountant, Deloitte & Touche LLP, that it would not renew the engagement of Deloitte & Touche LLP to audit the Company's consolidated financial statements for the year ending December 31, 2004. Effective March 17, 2004, the Company has engaged Hein + Associates LLP to audit the Company's consolidated financial statements for the year ending December 31, 2004. The change was the result of a proposal and competitive bidding process involving several accounting firms. The decision not to renew the engagement of Deloitte & Touche LLP and to retain Hein + Associates LLP was recommended by the Audit Committee of the Company's Board of Directors and approved by the Board of Directors.

      Deloitte & Touche LLP's report on the Company's 2003 financial statements was issued on March 8, 2004 in conjunction with the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2003. Effective March 12, 2004, Deloitte & Touche LLP's engagement is terminated, except with respect to audit and audit-related services pertaining to the year ended December 31, 2003, as required by the Company.

      The audit reports of Deloitte & Touche LLP on the consolidated financial statements of the Company as of and for the years ended
 December 31, 2003, 2002 and 2001, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit reports for 2002 and 2003 were modified to reflect a change in the Company's method of accounting for amortization of goodwill in 2002 in accordance with FASB Statement No. 142, Goodwill and Other Intangible Assets, and except that the audit report for 2003 was modified to reflect a change in the Company's method of accounting for its 50% owned joint venture, Cash & Go, Ltd., in 2003 in accordance with FASB Interpretation 46(R), Consolidation of Variable Interest Entities. A letter from Deloitte & Touche LLP is attached as Exhibit 16.1.

      During the Company's three most recent years ended December 31, 2003, and the subsequent interim period through March 12, 2004, there were no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) and there were no reportable events (as defined by
 Item 304(a)(1)(v) of Regulation S-K).

      During the Company's three most recent years ended December 31, 2003, and the subsequent interim period through March 12, 2004, neither the Company nor anyone on its behalf consulted with Hein + Associates LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and
 (ii) of Regulation S-K. Hein + Associates LLP has served as the independent accountant engaged to audit the First Cash 401(k) Plan for the three most recent years ended December 31, 2002 and is currently engaged to audit the First Cash 401(k) Plan for the year ended December 31, 2003.


 Item 7.     Financial Statements and Exhibits

        (a)  Financial Statements of Business Acquired.
             Inapplicable.

        (b)  Pro Forma Financial Information.
             Inapplicable.

        (c)  Exhibits

             Exhibit Number   Exhibit Description

             16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated March 18, 2004.

                                  SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



 Dated:  March 18, 2004        FIRST CASH FINANCIAL SERVICES, INC.
                               (Registrant)


                               /s/ R. DOUGLAS ORR
                               ------------------------
                               R. Douglas Orr
                               Chief Accounting Officer